Semiannual Report

Florida Intermediate Tax-Free Fund

August 31, 2002

 T. Rowe Price(registered trademark)  (registered trademark)



TABLE OF CONTENTS
--------------------------------------------------------------------------------

Highlights                                                          1

Portfolio Manager's Report                                          2
  Economy and Interest Rates                                        2
  Florida Market News                                               3
  Portfolio Strategy                                                4
  Outlook                                                           6

  Performance Comparison                                            7

  Financial Highlights                                              8

  Statement of Net Assets                                           9

  Statement of Operations                                          13

  Statement of Changes in Net Assets                               14

  Notes to Financial Statements                                    15

  Trustees and Officers                                            18


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Highlights
--------------------------------------------------------------------------------

o Municipal bonds rose in the last six months as the economy struggled and investors shunned equities due to weak earnings and corporate accounting scandals.

o The Florida Intermediate Tax-Free Fund surpassed its Lipper benchmark in the 6-month, 12-month, and longer periods ended August 31, 2002.

o We reduced our short-term holdings and purchased bonds with 10-year maturities. Changes to sector allocations were minor.

o Although a stronger economic recovery may be around the corner, several factors may keep interest rates low for some time and lend support to the municipal bond market.


Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 8/31/02                             6 Months            12 Months
--------------------------------------------------------------------------------
Florida Intermediate
Tax-Free Fund                                         3.77%                5.79%

Lipper Florida Intermediate
Municipal Debt Funds Average                          3.50                 5.24



Price and Yield
--------------------------------------------------------------------------------
xxx                                                2/28/02              8/31/02

Price Per Share                            $         10.93      $         11.11

Dividends Per Share
  For 6 months                                        0.22                 0.23
  For 12 months                                       0.45                 0.45

30-Day Dividend Yield *                               3.97%                4.08%

30-Day Standardized Yield
to Maturity                                           3.02                 2.64

* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value at the end of the period.



Portfolio Manager's Report
--------------------------------------------------------------------------------
Municipal bond prices rose in the six-month period ended August 31, 2002, as the economic recovery turned sluggish and investors favored fixed-income securities over equities amid an outbreak of corporate accounting scandals. Intermediate-term securities performed well as interest rates fell to 40-year lows.


ECONOMY AND INTEREST RATES

At the outset of the six-month period ended August 31, the economy was well positioned for recovery from last year's modest recession. Tax cuts, low inflation, and substantial easing by the Federal Reserve appeared likely to encourage economic growth and a quick turnaround from the weaker economy in 2001.

As the current period unfolded, stock market jitters and an unfriendly corporate financing environment undermined business confidence. As a result, business investment paused in the summer months. The consumer, however, remained remarkably resilient as a second surge in mortgage refinancing and another round of zero-percent auto financing supported a healthy level of consumer demand.

With the Fed holding short-term interest rates steady and the stock market struggling, investors moved increasingly into the bond market. Fixed-income securities fared well against this backdrop, as both taxable and municipal yields ended the period lower than where they started.


Municipal Bond and Note Yields (line graph)
--------------------------------------------------------------------------------

                  30-Year AAA        5-Year          1-Year Moody's
                  General            General         Investment
                  Obligation         Obligation      Grade 1 Note

8/31/01           4.95               3.30            2.45
                  5.07               3.22            2.20
                  4.93               3.13            2.00
11/02             5.06               3.40            2.00
                  5.24               3.58            1.90
                  5.11               3.57            1.65
2/02              5.03               3.34            1.55
                  5.30               3.97            2.25
                  5.19               3.41            1.95
5/02              5.17               3.31            1.75
                  5.15               3.09            1.50
                  5.01               2.85            1.50
8/30/02           4.89               2.68            1.45

Source: T. Rowe Price Associates


Rates on short-term bonds responded more acutely than longer-term rates in both markets. Short municipal yields dropped about 75 basis points (three-quarters of one percent) from already historic lows for the overall period, while long municipal yields fell to a lesser extent, reflecting investor optimism about the economy's long-term prospects. Ultimately, intermediate-term municipal bonds-particularly securities maturing in seven to 10 years-performed better than shorter- and longer-term maturities.

In the municipal market, a high level of new-issue supply weighed on results at the outset of the fiscal year. Nationwide, 2001 issuance narrowly missed setting an all-time record at $286 billion, and 2002 began with a steady stream of issuers looking to lock in historically low interest rates. As the year progressed, the increased issuance was met with strong demand from both retail investors and institutions, which supported municipal bond prices. Higher-quality bonds fared best, as lower-rated issues were held back by a weaker economy and greater risk aversion.


FLORIDA MARKET NEWS

Florida's economy, which has strong ties to global tourism, slowed in the last 12 months because of the national recession and the September 11 terrorist attacks. Consumer confidence in air travel fell to an all-time low, tourism declined, and reduced business travel and fewer conventions have affected the state's hospitality, food service, and air transportation sectors. However, the state was not hit as sharply by reduced tourism as we previously thought. Leisure air travel has begun to rebound from post-attack levels, and a turnaround in business air travel and stronger global economies should encourage more tourism.

The state's employment base continues to be bolstered by the services, trade, and government sectors that collectively employ nearly two-thirds of Florida's labor force. The state's unemployment rate-which had fallen as low as 3.7% in the last decade-has risen to 5.3%, but it is currently below the national rate of 5.7%. The state's per capita effective buying income remains average compared with national income levels.

Florida's revenue structure is narrowly based: the state relies on the sales and use tax for more than 73% of its general fund revenues. Nevertheless, initial financial reports suggest that the state's fiscal management team and legislature produced a balanced budget for the year, which reflects good budget planning in a difficult economy. The state ended fiscal 2002 with a Working Capital Fund of $300 million and a Budget Stabilization Fund of $940 million. The unreserved balances enable the state to meet its constitutional budget stabilization reserve requirement of 5% of revenues and its goal to maintain a working capital reserve.


PORTFOLIO STRATEGY

Your fund returned 3.77% in the last six months and 5.79% in the 12-month period ended August 31. As shown in the table on page 1, the fund fared better than its benchmark, the Lipper Florida Intermediate Municipal Debt Funds Average, in both periods. Six-month performance was driven by dividend income of $0.23 per share and an $0.18 increase in the fund's NAV. Twelve-month results were derived primarily from dividend income of $0.45, but the $0.17 increase in NAV was also a factor.

The fund continued to have a favorable long-term performance record relative to its Lipper benchmark, as shown below.


Annualized Returns
--------------------------------------------------------------------------------
                                                                    Since
                                                                Inception
Periods Ended 8/31/02         3 Years           5 Years           3/31/93
--------------------------------------------------------------------------------
Florida Intermediate
Tax-Free Fund                   6.62%             5.48%             5.63%

Lipper Florida Intermediate
Municipal Debt Funds Average     6.09             5.02              5.01


Despite the general decline in interest rates over the last six months, the fund's 30-day dividend yield edged higher, from 3.97% at the end of February to 4.08% at the end of August. (This reflects our strategy of increasing the fund's average maturity, which is discussed below.) Nevertheless, tax-free bonds continue to offer investors-especially those in high tax brackets-an attractive alternative to taxable bonds. For example, five-year AAA rated general obligations yielded 2.68% at the end of August versus 3.22% for five-year Treasury yields. But for investors in the 35% tax bracket, the municipal security's taxable-equivalent yield was higher-approximately 4.12%. Likewise, the Florida Intermediate Tax-Free Fund's 4.08% dividend yield at the end of August was equivalent to a taxable yield of about 6.28% for investors in the 35% bracket.

At the beginning of the period, we anticipated an improving economy and higher short-term interest rates. We positioned the portfolio accordingly with a "barbell" structure by placing greater emphasis on bonds maturing in less than six years and more than 10. In a rising interest rate environment, this structure would have helped the fund's relative performance and protected some of our previous gains. As the year progressed, it became evident that the economy was still struggling and that concerns about corporate malfeasance and equity market weakness were lending support to the bond market. In response, we took steps to modify our defensive posture, namely by reducing our short-term holdings and purchasing bonds with 10-year maturities. These changes helped us surpass our benchmark. As a result of our actions, the fund's weighted average maturity and dividend yield increased slightly over the six-month period. The portfolio's duration-a measure of its sensitivity to interest rate fluctuations-remained steady, as shown in the table above.


Portfolio Characteristics
--------------------------------------------------------------------------------
                                                   2/28/02              8/31/02
--------------------------------------------------------------------------------
Weighted Average
Maturity (years)                                       7.2                  7.4

Weighted Average Effective
Duration (years)                                       4.5                  4.5

Weighted Average Quality *                              AA                   AA

* Based on T. Rowe Price research.


The fund's high credit quality was also unchanged in the last six months. However, we did make some minor adjustments to our sector allocations. We increased exposure to dedicated tax revenue bonds and local general obligations, as shown in the table below, at the expense of state-issued general obligations and electric revenue bonds.


Top 5 Sectors
--------------------------------------------------------------------------------
                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   2/28/02              8/31/02
--------------------------------------------------------------------------------
Dedicated Tax Revenue                                   19%                  20%
General Obligation - Local                              16                   18
General Obligation - State                              17                   16
Electric Revenue                                        13                   12
Water and Sewer Revenue                                  6                    6


Exposure to the state's direct obligations remains relatively high at 16% (6% of which is uninsured debt), slightly below our position six months ago. Many states currently find themselves with large budget deficits that will grow without some economic recovery or tax increases. Florida is one of the few states without an income tax, thus the state's financial position has not been hurt by falling income tax revenues.


OUTLOOK

We are balanced on our long-term outlook for interest rates because of the relatively high degree of uncertainty regarding the pace of economic recovery. Steep yield curves in both taxable and tax-exempt markets suggest that investors are reluctant to accept lower yields on long-maturity bonds with the prospect of economic recovery around the corner.

The forces keeping interest rates low may linger, sustaining demand for fixed-income securities. Benign inflation continues to give the Fed time to let the equity markets settle and the economic recovery strengthen before raising interest rates from historically low levels. Municipal bonds offer an attractive alternative to taxable bonds as after-tax yields remain high, a factor that may cushion municipal returns should rates rise. Investors' fundamental shift toward a higher percentage of fixed income may also provide support for municipal bond prices at current levels.

Respectfully submitted,

Charles B. Hill
Chairman of the fund's Investment Advisory Committee

September 20, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


FLORIDA INTERMEDIATE TAX-FREEFUND
--------------------------------------------------------------------------------
As of 8/31/02

                  Lehman Brothers       Lipper Florida
                  7-Year GO             Intermediate       Florida
                  Municipal Bond        Municipal Debt     Intermediate
                  Index                 Funds Average      Tax-Free Fund

3/31/93           10000                 10000              10000
8/31/93           10482                 10491              10551
8/31/94           10599                 10578              10735
8/31/95           11547                 11353              11594
8/31/96           12020                 11734              12030
8/31/97           12971                 12492              12824
8/31/98           13980                 13319              13741
8/31/99           14184                 13342              13815
8/31/00           15058                 13978              14544
8/31/01           16465                 15112              15829
8/31/02           17571                 15866              16746



Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                Since  Inception
Periods Ended 8/31/02      1 Year    3 Years     5 Years    Inception       Date

Florida Intermediate
Tax-Free Fund               5.79%      6.62%       5.48%        5.63%   3 /31/93


Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
Unaudited


Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

               6 Months
               Ended
               8/31/02    2/28/02    2/28/01    2/29/00    2/28/99    2/28/98

NET ASSET VALUE

Beginning of
period         $  10.93   $  10.76   $  10.24   $  10.86   $  10.75   $  10.52


Investment activities

  Net investment
  income (loss)    0.23       0.45       0.47       0.46       0.46*      0.46*

  Net realized
  and unrealized
  gain (loss)      0.18       0.17       0.52      (0.60)       0.1      10.23

  Total from
  investment
  activities       0.41       0.62       0.99      (0.14)      0.57       0.69


Distributions
  Net investment
  income          (0.23)     (0.45)     (0.47)     (0.46)     (0.46)     (0.46)

  Net realized
  gain               --         --         --      (0.02)        --         --

  Total
  distributions   (0.23)     (0.45)     (0.47)     (0.48)     (0.46)     (0.46)


NET ASSET VALUE

End of
period         $  11.11   $  10.93   $  10.76   $  10.24   $  10.86   $  10.75
               -----------------------------------------------------------------


Ratios/Supplemental Data
Total
return^            3.77%      5.92%      9.86%     (1.32)%     5.37%*     6.71%*


Ratio of total expenses
to average
net assets        0.54%!      0.56%      0.59%      0.60%      0.60%*     0.60%*

Ratio of net
investment income
(loss) to average
net assets        4.07%!      4.19%      4.46%      4.35%      4.23%*     4.35%*

Portfolio turnover
rate              10.7%!      15.3%      19.5%      30.9%      26.9%      25.0%

Net assets,
end of period
(in thousands) $105,129   $105,433   $ 92,003   $ 84,116   $102,620   $ 90,941

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 0.60% voluntary expense limitation in effect through 2/28/99.

!    Annualized

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
Unaudited                                                        August 31, 2002


Statement of Net Assets                                Par                Value
--------------------------------------------------------------------------------
                                                              In thousands


FLORIDA  94.5%


Broward County
  5.00%, 12/1/06                           $         2,000      $         2,145
Broward County, GO
  5.25%, 1/1/15                                      2,000                2,180
  5.25%, 1/1/18                                      2,000                2,135
Broward County Airport, 5.25%,
  10/1/10 (MBIA Insured) (triangle)                  2,000                2,173
Collier County HFA, Cleveland Clinic Health System
  VRDN (Currently 1.88%)                             1,350                1,350
Dade County, 6.00%, 10/1/02 (AMBAC Insured)**          500                  502
Dade County School Dist., GO,
  6.00%, 7/15/04 (MBIA Insured)                      3,545                3,830
Duval County School Dist., GO, COP
  5.75%, 7/1/16 (FSA Insured)                        2,000                2,199
Florida Board of Ed., GO
  5.00%, 6/1/12 (FGIC Insured)                       1,250                1,378
  5.125%, 6/1/13                                     2,500                2,706
  5.25%, 7/1/06 (FGIC Insured)                       1,550                1,710
  5.25%, 1/1/13                                      2,360                2,575
  5.25%, 1/1/14                                      1,170                1,274
  5.375%, 7/1/14 (FGIC Insured)                      2,000                2,205
  5.50%, 7/1/12 (FGIC Insured)                       2,500                2,821
  5.50%, 7/1/13 (FGIC Insured)                       1,000                1,120
  5.50%, 7/1/16 (FGIC Insured)                       1,000                1,101
Florida Dept. of Natural Resources
  Dept. of Environmental Preservation
    5.50%, 7/1/07 (AMBAC Insured)
    (Prerefunded 7/1/05!)                            2,000                2,211
    5.50%, 7/1/09 (FSA Insured)                      3,000                3,406
    6.00%, 7/1/05 (MBIA Insured)                       500                  554
    6.00%, 7/1/06 (MBIA Insured)                     1,850                2,091
    6.00%, 7/1/08 (AMBAC Insured)                    2,645                3,062
Florida DOT, 5.25%, 7/1/11 (MBIA Insured)            1,950                2,134
Florida Housing Fin. Agency
  Multi-Family
    5.80%, 2/1/08                                    1,000                1,084
    5.80%, 8/1/08                                    1,000                1,085
Gainesville Utilities System
  6.40%, 10/1/05                           $         1,500      $         1,536
  6.50%, 10/1/12 (Prerefunded 10/1/02!)              1,000                1,024
Hillsborough County,
  6.00%, 8/1/04 (FGIC Insured)                       1,895                2,050
Hillsborough County IDA, Tampa Electric Company
  5.10%, 10/1/13                                     1,000                1,051
Hillsborough County Port Dist., Tampa Port Auth.
  6.50%, 6/1/04 (FSA Insured) (triangle)             2,000                2,159
Hillsborough County School Dist.
  5.375%, 10/1/14 (AMBAC Insured)                    1,500                1,662
Hillsborough County School Dist., GO
  7.00%, 8/15/05 (MBIA Insured)                      3,700                4,210
Indian Trace Community Dev. Dist.
  5.50%, 5/1/06 (MBIA Insured)                       1,215                1,335
  5.50%, 5/1/07 (MBIA Insured)                         550                  606
Jacksonville, 5.375%, 10/1/17 (FGIC Insured)         1,000                1,092
Jacksonville Electric Auth.
  5.25%, 10/1/12                                     1,930                2,092
  5.25%, 10/1/13                                     1,000                1,101
Jacksonville HFA, Baptist Health,
  5.00%, 8/15/11 (MBIA Insured)                        750                  802
Jacksonville PCR, Florida Power and Light
  VRDN (Currently 2.00%)                               250                  250
Kissimmee Water & Sewer Systems
  5.50%, 10/1/11 (FGIC Insured)                      1,500                1,688
Lakeland Electric & Water
  6.55%, 10/1/04 (FSA Insured)                       2,755                3,028
  6.55%, 10/1/07 (FSA Insured)                       1,095                1,288
Lee County IDA, 5.80%,
  11/1/11 (MBIA Insured) (triangle)                  1,325                1,459
Leesburg Hosp., Leesburg Regional Medical Center
  5.00%, 7/1/11                                        720                  755
Manatee County, Public Utilities,
  6.75%, 10/1/05 (MBIA Insured)                      2,000                2,273
Martin County, Utility Systems,
  5.50%, 10/1/16 (FGIC Insured)                      1,260                1,402
Miami-Dade County, Parks Program, GO
  5.25%, 11/1/16 (MBIA Insured)                        660                  713
Miami-Dade County
  Aviation
    5.40%, 10/1/03 (MBIA Insured) (triangle)         1,140                1,187
    6.20%, 10/1/24 (MBIA Insured) (triangle)            50                   54
Orange County, 5.60%,
  10/1/07 (FGIC Insured)                   $           500      $           559
Orange County School Board
  VRDN (Currently 1.85%)
  (AMBAC Insured)                                      200                  200
Orlando & Orange County Expressway Auth.
  6.50%, 7/1/10 (FGIC Insured)                       1,000                1,204
Osceola County Tourist Dev., GO
  5.50%, 10/1/16 (FGIC Insured)                      1,000                1,116
Osceola County HFA
  The Evangelical Lutheran Good Samaritan Society
    5.50%, 5/1/03 (AMBAC Insured)**                    660                  678
    5.50%, 5/1/04 (AMBAC Insured)                      700                  745
    5.50%, 5/1/05 (AMBAC Insured)                      735                  800
Palm Beach County
  5.75%, 6/1/13 (FGIC Insured)                       3,000                3,501
Palm Beach County, GO
  6.875%, 12/1/03                                      325                  346
Palm Beach County HFA, Bethesda Healthcare
  VRDN (Currently 1.80%)                               700                  700
Pasco County, Solid Waste
Disposal & Resource Recovery
  5.75%, 4/1/05 (AMBAC Insured) (triangle)           1,130                1,227
Polk County Transportation Improvement
  5.625%, 12/1/15 (FSA Insured)                        500                  561
Reedy Creek Improvement Dist.
  5.125%, 10/1/14 (MBIA Insured)                     1,500                1,618
Venice, Bon Secours Health Systems
  5.40%, 8/15/08 (MBIA Insured)                      1,290                1,425
West Orange Healthcare Dist., 5.50%, 2/1/10            750                  810

Total Florida (Cost  $92,758)                                            99,338


PUERTO RICO  4.5%

Puerto Rico Electric Power Auth.
  5.25%, 7/1/14 (MBIA Insured)                       2,000                2,172
Puerto Rico Ind. Tourist, Ed.,
  Medical & Environmental Fac.
  Ascention Health, 6.375%, 11/15/15                   750                  864
Puerto Rico Municipal Fin. Agency, GO
  5.875%, 8/1/14 (FSA Insured)                       1,500                1,704
Total Puerto Rico (Cost  $4,363)                                          4,740

Total Investments in Securities
99.0% of Net Assets (Cost  $97,121)                             $       104,078

Futures Contracts

                                       Contract     Unrealized
                         Expiration    Value        Gain (Loss)
                         ----------    --------     -----------
                                           In thousands

Short, 10 five year
U.S. Treasury contracts,
$20,000 par of 6.00%
Dade County bonds
pledged as initial
margin                   12/02         $  (1,112)    $  (4)

Short, 25 ten year
U.S. Treasury contracts,
$30,000 par of 6.00%
Dade County bonds
and $15,000 par of
5.50% Osceola County
HFA bonds pledged as
initial margin           12/02            (2,795)      (10)

Net payments (receipts)
of variation
margin to date                                            9

Variation margin receivable (payable)
on open futures contracts                                                    (5)

Other Assets Less Liabilities                                             1,056


NET ASSETS                                                      $       105,129
                                                                ---------------

Net Assets Consist of:


Undistributed net investment income (loss)                      $             7

Undistributed net realized gain (loss)                                     (530)

Net unrealized gain (loss)                                                6,943

Paid-in-capital applicable to 9,459,585 no
par value shares of beneficial interest
outstanding; unlimited number of
shares authorized                                                        98,709

NET ASSETS                                                      $       105,129
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $         11.11
                                                                ---------------

(triangle) Interest subject to alternative minimum tax
!          Used in determining portfolio maturity
** All or a portion of this security is pledged to cover margin requirements on future contracts at August 31, 2002
AMBAC      Ambac Assurance Corp.
COP        Certificates of Participation
DOT        Department of Transportation
FGIC       Financial Guaranty Insurance Company
FSA        Financial Security Assurance Inc.
GO         General Obligation
HFA        Health Facility Authority
IDA        Industrial Development Authority/Agency
MBIA       MBIA Insurance Corp.
PCR        Pollution Control Revenue
VRDN       Variable-Rate Demand Note

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                             6 Months
                                                                Ended
                                                              8/31/02

Investment Income (Loss)

Interest income                                            $    2,364

Expenses
  Investment management                                           190
  Custody and accounting                                           45
  Shareholder servicing                                            24
  Legal and audit                                                   7
  Prospectus and shareholder reports                                6
  Trustees                                                          3
  Registration                                                      2
  Miscellaneous                                                     2
  Total expenses                                                  279
Net investment income (loss)                                    2,085

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                      111
  Futures                                                        (240)
  Net realized gain (loss)                                       (129)

Change in net unrealized gain (loss)
  Securities                                                    1,764
  Futures                                                         (19)
  Change in net unrealized gain (loss)                          1,745
Net realized and unrealized gain (loss)                         1,616

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $    3,701

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                  6 Months                 Year
                                                     Ended                Ended
                                                   8/31/02              2/28/02

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)             $         2,085      $         3,972

  Net realized gain (loss)                            (129)                 721

  Change in net unrealized gain (loss)               1,745                1,009

  Increase (decrease) in net
  assets from operations                             3,701                5,702

Distributions to shareholders

  Net investment income                             (2,085)              (3,971)

Capital share transactions *

  Shares sold                                       10,958               31,147

  Distributions reinvested                           1,381                2,693

  Shares redeemed                                  (14,259)             (22,141)

  Increase (decrease) in net
  assets from capital
  share transactions                                (1,920)              11,699

Net Assets

Increase (decrease) during period                     (304)              13,430

Beginning of period                                105,433               92,003

End of period                              $       105,129      $       105,433
                                           -------------------------------------

*Share information

  Shares sold                                        1,002                2,890

  Distributions reinvested                             126                  249

  Shares redeemed                                   (1,310)              (2,051)

  Increase (decrease)
  in shares outstanding                               (182)               1,088


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
Unaudited                                                        August 31, 2002


Notes to Financial Statements
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NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Florida Intermediate Tax-Free Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on March 31, 1993. The fund seeks to provide a high level of income exempt from federal income taxes, consistent with moderate price fluctuation, by investing primarily in Florida municipal bonds.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Debt securities are generally traded in the over-the-counter market. Securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Financial futures contracts are valued at closing settlement prices.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

Premiums and Discounts Premiums and discounts on municipal securities are amortized for financial reporting purposes.

Expenses Paid Indirectly Credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges.Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2- INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Futures Contracts During the six months ended August 31, 2002, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $8,404,000 and $5,196,000, respectively, for the six months ended August 31, 2002.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2002.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 28, 2002, the fund had $326,000 of unused capital loss carryforwards, of which $147,000 expire in 2008 and $179,000 expire in 2009.

At August 31, 2002, the cost of investments for federal income tax purposes was $97,114,000. Net unrealized gain aggregated $6,950,000 at period-end, of which $6,964,000 related to appreciated investments and $14,000 related to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.05% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At August 31, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $33,000.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. Expenses incurred pursuant to these service agreements totaled $49,000 for the six months ended August 31, 2002, of which $10,000 was payable at period-end.



T. Rowe Price Florida Intermediate Tax-Free Fund
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About the Fund's Trustees and Officers
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Your fund is governed by a Board of Trustees that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's trustees are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" trustees are officers of T. Rowe Price. The Board of Trustees elects the fund's officers, who are listed in the final table. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Trustees


Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Other Directorships of Public Companies
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Calvin W. Burnett, Ph.D.        President, Coppin State College; Director,
(3/16/32)                       Provident Bank of Maryland
1993

Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company, real
1986                            estate developers

Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
2001

David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
2001                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.

F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
1986                            engineers

Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
2001                            Inc., The Rouse Company, and US Airways Group,
                                Inc.

John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
1992                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company

Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33)                        private investment company
2001

Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
2001                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
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*Each independent trustee oversees 98 T. Rowe Price portfolios and serves until the election of a successor.



Name
(Date of Birth)
Year Elected**
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Other Directorships of Public Companies
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William T. Reynolds             Director and Vice President, T. Rowe Price and
(5/26/48)                       T. Rowe Price Group, Inc.; Director, T. Rowe
1991                            Price Global Asset Management Limited; Chairman
[37]                            of the Board, State Tax-Free Income Trust

James S. Riepe                  Director and Vice President, T. Rowe Price; Vice
(6/25/43)                       Chairman of the Board, Director, and Vice
1986                            President, T. Rowe Price Group, Inc.; Chairman
[98]                            of the Board and Director, T. Rowe Price Global
                                Asset Management Limited, T. Rowe Price
                                Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited

M. David Testa                  Vice Chairman of the Board, Chief Investment
(4/22/44)                       Officer, Director, and Vice President, T. Rowe
1997                            Price Group, Inc.; Chief Investment Officer,
[98]                            Director, and Vice President, T. Rowe Price;
                                Director, T. Rowe Price Global Asset Management
                                Limited, T. Rowe Price Global Investment
                                Services Limited, and T. Rowe Price
                                International, Inc.; Vice President and
                                Director, T. Rowe Price Trust Company
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**Each inside trustee serves until the election of a successor.



T. Rowe Price Florida Intermediate Tax-Free Fund
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Officers

Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
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Jeremy N. Baker, CFA (2/27/68)
Vice President, State Tax-Free
Income Trust                            Assistant Vice President, T. Rowe Price

Linda A. Brisson (7/8/59)               Vice President, T. Rowe Price and
Vice President, State Tax-Free          T. Rowe Price Group, Inc.
Income Trust

Steven G. Brooks, CFA (8/5/54)          Vice President, T. Rowe Price and
Vice President, State Tax-Free          T. Rowe Price Group, Inc.
Income Trust

Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer, State Tax-Free               Price Group, Inc., and T. Rowe Price
Income Trust                            Investment Services, Inc.

Jonathan M. Chirunga (2/2/66)
Vice President, State Tax-Free          Assistant Vice President, T. Rowe Price
Income Trust

Maria H. Condez (4/3/62)                Employee, T. Rowe Price
Assistant Vice President,
State Tax-Free Income Trust

G. Richard Dent (11/14/60)              Vice President, T. Rowe Price and
Vice President, State Tax-Free          T. Rowe Price Group, Inc.
Income Trust

Charles B. Hill (9/22/61)               Vice President, T. Rowe Price and
Vice President, State Tax-Free          T. Rowe Price Group, Inc.
Income Trust

Henry H. Hopkins (12/23/42)             Director and Vice President, T. Rowe
Vice President, State Tax-Free          Price Group, Inc.; Vice President,
Income Trust                            T. Rowe Price, T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Retirement Plan Services, Inc.; Vice
                                        President and Director, T. Rowe Price
                                        Investment Services, Inc., T. Rowe Price
                                        Services, Inc., and T. Rowe Price Trust
                                        Company

T. Dylan Jones (2/7/71)                 Employee, T. Rowe Price
Assistant Vice President,
State Tax-Free Income Trust

Marcy M. Lash (1/30/63)                 Vice President, T. Rowe Price; formerly
Vice President, State Tax-Free          Assistant Vice President, Underwriting,
Income Trust                            Connie Lee Insurance Company (to 1998)

Alan D. Levenson (7/17/58)              Vice President, T. Rowe Price and
Vice President, State Tax-Free          T. Rowe Price Group, Inc.; formerly
Income Trust                            Senior Vice President and Director of
                                        Research, Aubrey G. Lanston & Company,
                                        Inc. (to 1998)

Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, State Tax-Free               and T. Rowe Price Investment Services,
Income Trust                            Inc.

Joseph K. Lynagh, CFA (6/9/58)          Vice President, T. Rowe Price and
Executive Vice President,               T. Rowe Price Group, Inc.
State Tax-Free Income Trust

Konstantine B. Mallas (5/26/63)         Vice President, T. Rowe Price and
Vice President, State Tax-Free          T. Rowe Price Group, Inc.
Income Trust

James M. McDonald (9/29/49)             Vice President, T. Rowe Price, T. Rowe
Vice President, State Tax-Free          Price Group, Inc., and T. Rowe Price
Income Trust                            Trust Company

Hugh D. McGuirk (7/6/60)                Vice President, T. Rowe Price and
Vice President, State Tax-Free          T. Rowe Price Group, Inc.
Income Trust

David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller, State Tax-Free              Price Group, Inc., and T. Rowe Price
Income Trust                            Trust Company

Mary J. Miller (7/19/55)                Vice President, T. Rowe Price and
President, State Tax-Free               T. Rowe Price Group, Inc.
Income Trust

Timothy G. Taylor (9/15/75)             Employee, T. Rowe Price
Assistant Vice President,
State Tax-Free Income Trust

Edward A. Wiese, CFA (4/12/59)          Vice President, T. Rowe Price, T. Rowe
Vice President, State Tax-Free          Price Group, Inc., and T. Rowe Price
Income Trust                            Trust Company; Director, Vice President,
                                        and Chief Investment Officer, T. Rowe
                                        Price Savings Bank
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Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe
Price International for at least five years.


T. Rowe Price Mutual Funds
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STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International


Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

F91-051  8/31/02